Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
16.          Subsequent Events
On August 6, 2025, the Group’s Board of Directors approved a renewal to the current share repurchase program (the “Program”), bringing the total current authorization to $200.0 million. Pursuant to the Program, FIHL may repurchase shares through open market purchases pursuant to Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), accelerated share repurchases or privately negotiated transactions, as well as pursuant to a trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act.
On August 6, 2025, the Group’s Board of Directors announced (i) an increase to the existing dividend program under which FIHL intends to pay a quarterly cash dividend of $0.15 and (ii), pursuant to that plan that it had approved and declared a dividend of $0.15 per share payable on September 26, 2025, to common shareholders of record on September 16, 2025.